                               AMENDMENT NO. 2
                                     to
                          AIRCRAFT LEASE AGREEMENT



     THIS LEASE AMENDMENT is made this 8th day of March, 1993, by and between INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation, whose address and principal place of business is 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067 (hereinafter referred to as "LESSOR"), and WORLD AIRWAYS, INC., a Delaware corporation whose address and principal place of business is at 13873 Park Center Road, Herndon, Virginia 22071 (hereinafter referred to as "LESSEE").

RECITALS
- --------

     A. LESSOR and LESSEE have previously entered into that certain Aircraft Lease Agreement dated September 30, 1992 (the "Lease"), relating to one (1) McDonnell Douglas MD-11 aircraft, bearing Manufacturer's serial No. 48518, and FAA registration number N271WA (the "Aircraft").

     B. Pursuant to Article 5.2.1 of the Lease, LESSOR and LESSEE agreed that in addition to the Fixed Rent amounts, Lessee shall pay to LESSOR, 1.25% of the cost of any SCN's requested by LESSEE and paid for by LESSOR over and above LESSOR's 409Y baseline configuration and the cost of any Buyer Furnished Equipment paid for by LESSOR in excess of US$ 2,100,000. The cost of SCN's requested by LESSEE and paid for by LESSOR over and above LESSOR's 409Y baseline configuration totalled US$ 27,187. 1.25% of US$ 27,187 equals a monthly Fixed Rent increase in the amount of US$ 340. At Delivery, the cost of any Buyer Furnished Equipment paid for by LESSOR was within US$ 2,100,000.

     C.   LESSOR and LESSEE now desire to amend the Lease as set forth below.

     In consideration of the terms and conditions set forth in the Lease and set forth below, LESSOR and LESSEE hereby agree as follows:

1. The Fixed Rent schedule in Article 1.6 of the Lease is hereby deleted in its entirety and replaced with the following Fixed Rent schedule:


     "1.6         Period of Lease Term                   Fixed Rent
                  --------------------                   ----------

                         Year 1                          US$ 575,740
                         Year 2                          US$ 581,494
                         Year 3                          US$ 587,248
                         Year 4                          US$ 593,002
                         Year 5                          US$ 598,756"


2. The Fixed Rent schedule in Article 1.7 of the Lease is hereby deleted in its entirety and replaced with the following Fixed Rent schedule:

      "1.7      Period of Lease Term          Fixed Rent
                ____________________          __________

                       Year 6                 US$ 600,340
                       Year 7                 US$ 601,840
                       Year 8                 US$ 603,340
                       Year 9                 US$ 604,840
                       Year 10                US$ 606,340
                       Year 11                US$ 607,840
                       Year 12                US$ 609,340
                       Year 13                US$ 610,840
                       Year 14                US$ 612,340
                       Year 15                US$ 613,840"

3. The schedule in Article 5.2.1 of the Lease is hereby deleted in its en-tirety and replaced with the following schedule:

      "5.2.1    Period of Lease Term          Fixed Rent
                ____________________          __________

                       Year 1                 US$ 575,740
                       Year 2                 US$ 581,494
                       Year 3                 US$ 587,248
                       Year 4                 US$ 593,002
                       Year 5                 US$ 598,756"

4. The schedule in Article 5.3 of the Lease is hereby deleted in its entirety and replaced with the following schedule:

      "5.3      Period of Lease Term          Fixed Rent
                ____________________          __________

                        Year 6                US$ 600,340
                        Year 7                US$ 601,840
                        Year 8                US$ 603,340
                        Year 9                US$ 604,840
                        Year 10               US$ 606,340
                        Year 11               US$ 607,840
                        Year 12               US$ 609,340
                        Year 13               US$ 610,840
                        Year 14               US$ 612,340
                        Year 15               US$ 613,840"

  5. For avoidance of doubt, the Variable Rent stipulated in Articles 1.6, 1.7, 5.2.2 and 5.3 will remain the same, unchanged, in full force and effect.

  6. Except as specifically set forth in this Amendment, all terms and conditions of the Lease will remain in full force and effect during the Term of the Lease.

      IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Amendment No. 2 to Aircraft Lease Agreement dated September 30, 1992, to be executed by their respective officers on the day and year first written above.

  INTERNATIONAL LEASE FINANCE              WORLD AIRWAYS, INC.
  CORPORATION

  By: Kenneth D. Taylor                    By: Joseph J. Shilburn
  Its: Vice President                      Its: Sr. Vice Pres. Tech Svcs
  Date: 3-8-93                             Date: Mar. 8, 1993